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                                                                   EXHIBIT 99.1


                          PSYCHIATRIC SOLUTIONS, INC.
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Psychiatric Solutions, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joey A. Jacobs, Chief Executive Officer of the Company, and I, Jack E. Polson, Chief Accounting Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 27, 2003


                                             /s/ Joey A. Jacobs
                                             ----------------------------------
                                             Joey A. Jacobs
                                             Chief Executive Officer


                                             /s/ Jack E. Polson
                                             ----------------------------------
                                             Jack E. Polson
                                             Chief Accounting Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of the Form 10-K or as a separate disclosure document.